UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018 (November 8, 2018)

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review. (a)

On November 8, 2018, Iconix Brand Group, Inc. (“the Company” or “Iconix”) concluded that the Company’s previously issued unaudited financial statements for the three months ended March 31, 2018 (the “First Quarter Financial Statements”) contained in Iconix’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 filed with the Securities and Exchange Commission on May 10, 2018 (the “First Quarter Quarterly Report”) should no longer be relied upon because of a material error contained within such financial statements. On November 9, 2018, the audit committee (the “Audit Committee”) of the Board of Directors of the Company concluded that such recommendation of the Company’s management is appropriate.

Subsequent to the issuance of the First Quarter Financial Statements, Iconix determined that the calculation of diluted earnings per share included therein did not reflect the dilutive impact of the potential conversion of the Company’s 5.75% convertible senior subordinated notes due August 2023 (the “5.75% Convertible Notes”). In accordance with Accounting Standards Codification 260, “Earnings Per Share,” when calculating diluted earnings per share, the dilutive effect of convertible securities shall be reflected as an adjustment to the income available to common stockholders and as an adjustment to the weighted average shares outstanding. This adjustment for the convertible securities is required when the net effect of the adjustment is dilutive to the Company’s earnings per share. The First Quarter Financial Statements are the Company’s only quarterly or annual financial statements affected by this error because the three month period ended March 31, 2018 is the only period in which the impact of the 5.75% Convertible Notes were dilutive to the Company’s earnings per share. Iconix will file Amendment No. 1 to its First Quarter Quarterly Report (the “Amended First Quarter Quarterly Report”), including restated First Quarter Financial Statements as soon as practicable. For the three months ended March 31, 2018, diluted earnings per share was restated from the previously reported diluted earnings per share of $0.51 to a restated diluted earnings per share of $0.11. This correction of an error has no impact on the Company’s previously reported non-GAAP diluted earnings per share of $0.10 for the three months ended March 31, 2018.

Additionally, during the six months ended June 30, 2018, the Company determined that the debt issuance costs associated with the Company’s issuance of its 5.75% Convertible Notes had been incorrectly capitalized in the Company’s consolidated balance sheet as of March 31, 2018.  The Company will correct this error in the Amended First Quarter Quarterly Report.  Management evaluated the materiality of the error from a quantitative and qualitative perspective and concluded that this adjustment was not material to the Company’s presentation and disclosures, and has no material impact on the Company’s financial position, results of operations and cash flows. Accordingly, no amendments to previously filed reports was deemed necessary.  After taking into effect this adjustment, selling, general and administrative expenses would have been $33.6 million, operating income would have been $15.5 million, and net income from continuing operations attributable to Iconix Brand Group, Inc. would have been $27.8 million.

As a result of the error, management has reassessed the Company’s disclosure controls and procedures as of March 31, 2018, and has concluded that there was a previously identified material weakness in Iconix’s management review controls related to the financial reporting for the modification of our debt. For a description of the material wea kness in our internal control over financial reporting and our plan to remediate the material weakness, see Part II – Item 4 Controls and Procedures of the 10-Q/A for the first quarter of fiscal 2018, which the Company plans to file as soon as practicable.

The Audit Committee has discussed the matters disclosed in this Item 4.02(a) with both BDO USA LLP, which is Iconix’s independent registered accounting firm, and the Company’s management.

This Current Report on Form 8-K and any statements made regarding the subjects of this release contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include projections regarding the Company's beliefs and expectations about future performance and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "seek" and similar terms or phrases. These statements are based on the Company's beliefs and assumptions, which in turn are based on information available as of the date of this Current Report on Form 8-K. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement and could harm the Company's business, prospects, results of operations, liquidity and financial condition and cause its stock price to decline significantly. Many of these factors are beyond the Company's ability to control or predict. Important factors that could cause the Company's actual results to differ materially from those indicated in the forward-looking statements include, among others: the ability of the Company's licensees to maintain their license agreements or to produce and market products bearing the Company's brand names, the Company's ability to retain and negotiate favorable licenses, the Company's ability to meet its outstanding debt obligations and the events and risks referenced in the sections titled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and in other documents filed or furnished with the Securities and Exchange Commission. Our forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, business development transactions, joint ventures or investments we may enter into or make in the future. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements are made only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iconix Brand Group, Inc.

Dated: November 9, 2018	By:	/s/ Jeffrey Wood
Name: Jeffrey Wood
Title: Interim Chief Financial Officer